Exhibit 32


                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002


      The undersigned executive officers of 1st State Bancorp, Inc. (the "Registrant") hereby certify that this Quarterly Report on Form 10-Q for the quarter ended June 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.






                     By: /s/ James C. McGill
                         -------------------------------------------------------
                         Name:  James C. McGill
                         Title: President and Chief Executive Officer



                     By: /s/ A. Christine Baker
                         -------------------------------------------------------
                         Name:  A. Christine Baker
                         Title: Chief Financial Officer, Secretary and Treasurer


Date: August 11, 2005